                       Oppenheimer Capital Income Fund

                    Supplement dated March 9, 2004 to the
                       Prospectus dated October 23, 2003

The prospectus is amended as follows:

The first two paragraphs under the heading "Dividends" of the section titled
"Dividends, Capital Gains and Taxes," which appears on page 32, are deleted in their entirety and replaced with the following paragraph:

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis in March, June,
September and December on a date selected by the Board of Trustees.
Dividends and distributions paid to Class A shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A shares.  There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

March 9, 2004                                                     300PS032

                    Oppenheimer Capital Income Fund

                 Supplement dated March 9, 2004 to the
       Statement of Additional Information dated October 23, 2003

The Statement of Additional Information is amended as follows:

The third paragraph of the section titled "Dividends, Capital Gains and
Taxes-"Dividends and Distributions" which appears on page 73, is deleted in its entirety.

The first two sentences of the fourth paragraph in that section are deleted in their entirety and replaced with the following:

   The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or realization of any capital gains.

March 9, 2004                                                   300PX016